UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 29, 2012
Date of Report (Date of earliest event reported)

TAGLIKEME CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-25455	201777817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Third Floor, 7-8 Conduit Street, Mayfair, London, UK	W1S 2XF
(Address of principal executive offices)	(Zip Code)

44 207 290 6919
Registrant’s telephone number, including area code

6060 North Central Expressway,
Suite 560, Dallas, Texas 75206
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective August 29, 2012, the Board of Directors (the "Board") of TagLikeMe Corp., a Nevada corporation (the "Company") accepted the resignation of William Thomas as the Chief Financial Officer and Secretary. Mr. Thomas did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. Thomas for his many past contributions.

Effective August 29, 2012, the Board of Directors accepted the consent of Richard Elliot-Square to act as interim Chief Financial Officer and Secretary to the Company. Mr. Elliot-Square is also our President/Chief Executive Officer/Principal Executive Officer, and sole Director at the date of this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information .

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TagLikeMe Corp.

DATE: August 29, 2012	By:	/s/ Richard Elliot-Square
Name: Richard Elliot-Square
Title: President/Chief Executive Officer